Walden Balanced Fund

A series of The Boston Trust & Walden Funds

Supplement dated January 11, 2012

to the Prospectus dated August 1, 2011

Effective January 3, 2012, Stephen Moody will no longer serve as a portfolio manager of the Walden Balanced Fund (the “Fund”).  Therefore, all references to Mr. Moody are deleted from the prospectus.  William H. Apfel will now serve as the Fund’s portfolio manager.

The prospectus dated August 1, 2011 and this Supplement provide the information a prospective investor ought to know before investing and should be retained for future reference.  The Statement of Additional Information dated November 22, 2011 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.

Walden Balanced Fund

A series of The Boston Trust & Walden Funds

Supplement dated January 11, 2012

to Statement of Additional Information dated November 22, 2011

Effective January 3, 2012, Stephen Moody will no longer serve as a portfolio manager of the Walden Balanced Fund (the “Fund”).  Therefore, all references to Mr. Moody are deleted from the prospectus.  William H. Apfel will now serve as the Fund’s portfolio manager.

Portfolio Manager Information

Domenic Colasacco serves as Portfolio Manager for both the Boston Trust Balanced Fund and the Boston Trust Equity Fund. Kenneth Scott serves as Portfolio Manager for the Boston Trust Small Cap Fund, the Boston Trust SMID Cap Fund, the Walden Small Cap Innovations Fund and the Walden SMID Cap Innovations Fund., William H. Apfel serves as Portfolio Manager for both the Walden Equity Fund and the Walden Balanced Fund.  Stephen Amyouny serves as Portfolio Manager for the Boston Trust Midcap Fund.  Stephen Franco serves as Portfolio Manager for both the Boston Trust SMID Cap Fund and the Walden SMID Cap Innovations Fund. Heidi Vanni serves as Portfolio Manager for both the Boston Trust SMID Cap Fund and the Walden SMID Cap Innovations Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of March 31, 2011:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ Millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ Millions)	Other Accounts*	Assets Managed ($ Millions)
Domenic Colasacco	0	$0	2	$417.52	190	$1,022.82

Kenneth Scott	0	$0	1	$5.8	106	$1,142.66

Stephen Moody**	0	$0	3	$115.23	87	$577.17

Stephen Amyouny	0	$0	1	$5.586	90	$694.49

William H. Apfel	0	$0	2	$114.11	80	$562.74

Stephen Franco	0	$0	0	$0	00	$0

Heidi Vanni	0	$0	0	$0	00	$0

*	The majority of these other accounts are invested in one of the other pooled investment vehicles listed above.

**	Resigned as portfolio manager effective January 3, 2012.

The Adviser has no performance-based accounts.

Portfolio managers at the Adviser may manage accounts for multiple clients. Portfolio managers at the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

The compensation of the portfolio managers varies with the general success of the Adviser as a firm and its affiliates. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Adviser and its affiliates for the given time period. The portfolio managers’ compensation is not linked to any specific factors, such as a Fund’s performance or asset level.

The Adviser’s compensation structure is designed to recognize cumulative contribution to its investment policies and process, and client service. Compensation incentives align portfolio manager interests with the long-term interest of clients. Short-term, return based incentives, which may encourage undesirable risk are not employed. Returns and portfolios are monitored for consistency with investment policy parameters.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Funds they manage as of March 31, 2011 is as follows:

Portfolio Manager		Dollar Ranger of Equity Securities Beneficially Owned
Domenic Colasacco	Boston Trust Balanced Fund	Over $1,000,000
	Boston Trust Equity Fund	$100,001 - $500,000

Kenneth Scott	Boston Trust Small Cap Fund	$10,001 - $50,000
	Walden Small Cap Innovations Fund	None

Stephen Moody*	Walden Social Balanced Fund	$100,001 - $500,000

Stephen Amyouny	Boston Trust Midcap Fund	$50,001 - $100,000

William H. Apfel	Walden Social Equity Fund	$100,001 - $500,000

* Resigned effective January 3, 2012.

This Supplement and the prospectus dated August 1, 2011 provide the information a prospective investor ought to know before investing and should be retained for future reference.  The Statement of Additional Information dated November 22, 2011 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.